Capital Group Dividend Value ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 96.31% Industrials 22.87%	Shares	Value (000)
General Electric Co.	2,342,560	$367,524
RTX Corp.	3,586,174	321,572
Carrier Global Corp.	4,162,361	231,344
General Dynamics Corp.	543,641	148,550
United Rentals, Inc.	207,784	144,051
Union Pacific Corp.	550,684	139,703
Illinois Tool Works, Inc.	330,889	86,743
TFI International, Inc.	227,183	33,582
		1,473,069
Information technology 19.26%
Broadcom, Inc.	352,803	458,817
Microsoft Corp.	813,154	336,353
Texas Instruments, Inc.	926,927	155,103
Apple, Inc.	633,367	114,481
EPAM Systems, Inc.[1]	203,957	62,084
Intel Corp.	1,322,273	56,924
Micron Technology, Inc.	624,125	56,552
		1,240,314
Health care 14.33%
Abbott Laboratories	1,449,165	171,929
GE HealthCare Technologies, Inc.[1]	1,683,186	153,641
AbbVie, Inc.	740,003	130,277
Amgen, Inc.	353,964	96,926
Gilead Sciences, Inc.	1,218,011	87,819
UnitedHealth Group, Inc.	168,507	83,175
CVS Health Corp.	967,987	71,989
Danaher Corp.	264,508	66,958
Medtronic PLC	723,935	60,347
		923,061
Financials 8.83%
American International Group, Inc.	3,208,158	233,842
JPMorgan Chase & Co.	678,539	126,249
Capital One Financial Corp.	835,011	114,906
First Citizens BancShares, Inc., Class A	36,707	57,770
ING Groep NV	2,596,878	35,617
		568,384
Consumer discretionary 7.19%
Royal Caribbean Cruises, Ltd.[1]	883,928	109,032
McDonald’s Corp.	324,035	94,709
D.R. Horton, Inc.	522,844	78,134
TopBuild Corp.[1]	179,119	72,074
Capital Group Dividend Value ETF — Page 1 of 4

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Hasbro, Inc.	1,158,029	$58,237
Amazon.com, Inc.[1]	286,200	50,589
		462,775
Consumer staples 6.81%
Philip Morris International, Inc.	2,376,127	213,756
British American Tobacco PLC	5,827,291	172,493
Coca-Cola Co.	877,839	52,688
		438,937
Materials 5.71%
Linde PLC	353,723	158,758
Celanese Corp.	732,545	111,325
Albemarle Corp.	364,910	50,303
Freeport-McMoRan, Inc.	1,247,352	47,162
		367,548
Communication services 4.84%
Meta Platforms, Inc., Class A	475,091	232,857
Alphabet, Inc., Class A1	569,480	78,850
		311,707
Energy 3.67%
Canadian Natural Resources, Ltd.	1,342,793	93,579
TC Energy Corp. (CAD denominated)	2,101,776	83,133
EOG Resources, Inc.	519,004	59,405
		236,117
Utilities 2.80%
NextEra Energy, Inc.	1,305,146	72,031
PG&E Corp.	3,576,489	59,692
Edison International	714,072	48,571
		180,294
Total common stocks (cost: $5,283,165,000)		6,202,206
Short-term securities 2.59% Money market investments 2.59%
Capital Group Central Cash Fund 5.41%[2,3]	1,666,659	166,666
Total short-term securities (cost: $166,684,000)		166,666
Total investment securities 98.90% (cost: $5,449,849,000)		6,368,872
Other assets less liabilities 1.10%		70,586
Net assets 100.00%		$6,439,458
Capital Group Dividend Value ETF — Page 2 of 4

unaudited
Investments in affiliates3

	Value at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 2.59%
Money market investments 2.59%
Capital Group Central Cash Fund 5.41%[2]	$87,922	$932,365	$853,598	$—[4]	$(23)	$166,666	$5,718
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 29, 2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Value ETF — Page 3 of 4

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 29, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-304-0424O-S96503	Capital Group Dividend Value ETF — Page 4 of 4